Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Net sales	$3,479	$3,207	$15,655	$14,217
Cost of goods sold	2,232	2,112	9,220	8,507
Research and development expense	316	305	1,187	1,142
Selling, general and administrative expenses	806	724	3,209	3,043
Amortization of intangibles	179	181	722	682
Restructuring and asset related charges - net	28	37	289	335
Other income - net	335	92	1,348	212
Interest expense	8	10	30	45
Income (loss) from continuing operations before income taxes	245	(70)	2,346	675
Provision for (benefit from) from income taxes on continuing operations	90	(169)	524	(81)
Income (loss) from continuing operations after income taxes	155	99	1,822	756
Income (loss) from discontinued operations after income taxes	6	(56)	(53)	(55)

Net income (loss)	161	43	1,769	701

Net income (loss) attributable to noncontrolling interests	2	2	10	20

Net income (loss) attributable to Corteva	$159	$41	$1,759	$681

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$0.21	$0.13	$2.46	$0.98
Basic earnings (loss) per share of common stock from discontinued operations	0.01	(0.08)	(0.07)	(0.07)
Basic earnings (loss) per share of common stock	$0.22	$0.05	$2.39	$0.91

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$0.21	$0.13	$2.44	$0.98
Diluted earnings (loss) per share of common stock from discontinued operations	0.01	(0.08)	(0.07)	(0.07)
Diluted earnings (loss) per share of common stock	$0.22	$0.05	$2.37	$0.91

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	729.2	746.3	735.9	748.7
Diluted	735.1	749.7	741.6	751.2

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	December 31, 2021	December 31, 2020
Assets
Current assets
Cash and cash equivalents	$4,459	$3,526
Marketable securities	86	269
Accounts and notes receivable, net	4,811	4,926
Inventories	5,180	4,882
Other current assets	1,010	1,165
Total current assets	15,546	14,768
Investment in nonconsolidated affiliates	76	66
Property, plant and equipment	8,364	8,253
Less: Accumulated depreciation	4,035	3,857
Net property, plant and equipment	4,329	4,396
Goodwill	10,107	10,269
Other intangible assets	10,044	10,747
Deferred income taxes	438	464
Other assets	1,804	1,939
Total Assets	$42,344	$42,649

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$17	$3
Accounts payable	4,126	3,615
Income taxes payable	146	123
Deferred revenue	3,201	2,662
Accrued and other current liabilities	2,068	2,145
Total current liabilities	9,558	8,548
Long-term debt	1,100	1,102
Other noncurrent liabilities
Deferred income tax liabilities	1,220	893
Pension and other post employment benefits - noncurrent	3,124	5,176
Other noncurrent obligations	1,719	1,867
Total noncurrent liabilities	7,163	9,038

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at December 31, 2021 - 726,527,000 and December 31, 2020 - 743,458,000	7	7
Additional paid-in capital	27,751	27,707
Retained earnings (accumulated deficit)	524	—
Accumulated other comprehensive income (loss)	(2,898)	(2,890)
Total Corteva stockholders' equity	25,384	24,824
Noncontrolling interests	239	239
Total equity	25,623	25,063
Total Liabilities and Equity	$42,344	$42,649

Corteva, Inc.
Consolidated Statements of Cash Flows
(Dollars in millions, except per share amounts)

	Twelve Months Ended December 31,
	2021	2020
Operating activities

Net income (loss)	$1,769	$701
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities
Depreciation and amortization	1,243	1,177
Provision for (benefit from) deferred income tax	174	(330)
Net periodic pension and OPEB benefit, net	(1,292)	(340)
Pension and OPEB contributions	(247)	(269)
Net (gain) loss on sales of property, businesses, consolidated companies, and investments	(21)	3
Restructuring and asset related charges - net	289	335
Other net loss	156	290
Changes in operating assets and liabilities, net
Accounts and notes receivable	(113)	187
Inventories	(422)	104
Accounts payable	524	(118)
Deferred revenue	574	71
Other assets and liabilities	93	253
Cash provided by (used for) operating activities	2,727	2,064
Investing activities
Capital expenditures	(573)	(475)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	75	83
Investments in and loans to nonconsolidated affiliates	(4)	(1)
Purchases of investments	(204)	(995)
Proceeds from sales and maturities of investments	345	721
Other investing activities, net	(1)	(7)
Cash provided by (used for) investing activities	(362)	(674)
Financing activities
Net change in borrowings (less than 90 days)	13	—
Proceeds from debt	419	2,439
Payments on debt	(421)	(1,441)
Repurchase of common stock	(950)	(275)
Proceeds from exercise of stock options	100	56
Dividends paid to stockholders	(397)	(388)
Payment for acquisition of subsidiary's interest from the non-controlling interest	—	(60)
Other financing activities, net	(30)	(28)
Cash provided by (used for) financing activities	(1,266)	303
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	(136)	7
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	963	1,700
Cash, cash equivalents and restricted cash equivalents at beginning of period	3,873	2,173
Cash, cash equivalents and restricted cash equivalents at end of period	$4,836	$3,873

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
SEGMENT NET SALES - SEED	2021	2020	2021	2020
Corn	$1,113	$958	$5,618	$5,182
Soybean	74	63	1,568	1,445
Other oilseeds	91	90	752	619
Other	114	129	464	510
Seed	$1,392	$1,240	$8,402	$7,756

	Three Months Ended December 31,		Twelve Months Ended December 31,
SEGMENT NET SALES - CROP PROTECTION	2021	2020	2021	2020
Herbicides	$1,078	$965	$3,815	$3,280
Insecticides	469	546	1,730	1,764
Fungicides	399	318	1,310	1,032
Other	141	138	398	385
Crop Protection	$2,087	$1,967	$7,253	$6,461

	Three Months Ended December 31,		Twelve Months Ended December 31,
GEOGRAPHIC NET SALES - SEED	2021	2020	2021	2020
North America [1]	$522	$505	$5,004	$4,795
EMEA [2]	201	206	1,599	1,468
Latin America	578	449	1,420	1,117
Asia Pacific	91	80	379	376
Rest of World [3]	870	735	3,398	2,961
Net Sales	$1,392	$1,240	$8,402	$7,756

	Three Months Ended December 31,		Twelve Months Ended December 31,
GEOGRAPHIC NET SALES - CROP PROTECTION	2021	2020	2021	2020
North America [1]	$839	$845	$2,532	$2,373
EMEA [2]	220	211	1,524	1,374
Latin America	764	602	2,125	1,688
Asia Pacific	264	309	1,072	1,026
Rest of World [3]	1,248	1,122	4,721	4,088
Net Sales	$2,087	$1,967	$7,253	$6,461

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021		2021
Net Sales (GAAP)	$3,479		$15,655
Less: Impacts from Currency and Portfolio	(8)		154
Organic Sales (Non-GAAP)	$3,487		$15,501

	Three Months Ended December 31,		Twelve Months Ended December 31,
OPERATING EBITDA	2021	2020	2021	2020
Seed	$(11)	$(47)	$1,512	$1,208
Crop Protection	305	327	1,202	1,004
Corporate Expenses	(32)	(44)	(138)	(125)
Operating EBITDA (Non-GAAP)	$262	$236	$2,576	$2,087

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME (LOSS) TAXES TO OPERATING EBITDA	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Income (loss) from continuing operations after income taxes (GAAP)	$155	$99	$1,822	$756
Provision for (benefit from) income taxes on continuing operations	90	(169)	524	(81)
Income (loss) from continuing operations before income taxes (GAAP)	245	(70)	2,346	675
Depreciation and amortization	317	309	1,243	1,177
Interest income	(19)	(18)	(77)	(56)
Interest expense	8	10	30	45
Exchange (gains) losses - net[1]	7	47	54	174
Non-operating (benefits) costs[2]	(315)	(79)	(1,256)	(316)
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges[3]	(3)		—
Significant items (benefits) charge[4]	22	37	236	388
Operating EBITDA (Non-GAAP)	$262	$236	$2,576	$2,087
1.Refer to page A-15 for pre-tax and after tax impacts of exchange losses (gains) - net.
2.Non-operating (benefits) costs consists of non-operating pension and other post-employment benefit (OPEB) (benefits) costs, tax indemnification adjustments, environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont, and the 2021 officer indemnification payment. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the Company as pre-tax income or expense.
3.Effective January 1, 2021, on a prospective basis, the Company excludes net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting. For the three and twelve months ended December 31, 2020, the unrealized mark-to-market loss was $19 and $0, respectively.
4.Refer to page A-10 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q4 2021 vs. Q4 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$11	1%	$11	1%	9%	(8)%	—%	—%
EMEA	4	1%	(1)	—%	3%	(3)%	1%	—%
Latin America	291	28%	294	28%	11%	17%	—%	—%
Asia Pacific	(34)	(9)%	(23)	(6)%	1%	(7)%	—%	(3)%
Rest of World	261	14%	270	15%	7%	8%	—%	(1)%
Total	$272	8%	$281	9%	8%	1%	—%	(1)%

SEED
	Q4 2021 vs. Q4 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$17	3%	$16	3%	5%	(2)%	—%	—%
EMEA	(5)	(2)%	(11)	(5)%	5%	(10)%	3%	—%
Latin America	129	29%	133	30%	20%	10%	(1)%	—%
Asia Pacific	11	14%	10	13%	5%	8%	1%	—%
Rest of World	135	18%	132	18%	14%	4%	—%	—%
Total	$152	12%	$148	12%	10%	2%	—%	—%

CROP PROTECTION
	Q4 2021 vs. Q4 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(6)	(1)%	$(5)	(1)%	11%	(12)%	—%	—%
EMEA	9	4%	10	5%	1%	4%	(1)%	—%
Latin America	162	27%	161	27%	5%	22%	—%	—%
Asia Pacific	(45)	(15)%	(33)	(11)%	—%	(11)%	—%	(4)%
Rest of World	126	11%	138	12%	3%	9%	—%	(1)%
Total	$120	6%	$133	7%	6%	1%	—%	(1)%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q4 2021 vs. Q4 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$155	16%	$154	16%	11%	5%	—%	—%
Soybeans	11	17%	9	14%	16%	(2)%	3%	—%
Other oilseeds	1	1%	—	—%	10%	(10)%	1%	—%
Other	(15)	(12)%	(15)	(12)%	4%	(16)%	—%	—%
Total	$152	12%	$148	12%	10%	2%	—%	—%

CROP PROTECTION PRODUCT LINE
	Q4 2021 vs. Q4 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$113	12%	$116	12%	15%	(3)%	—%	—%
Insecticides	(77)	(14)%	(74)	(14)%	(2)%	(12)%	—%	—%
Fungicides	81	25%	88	28%	5%	23%	—%	(3)%
Other	3	2%	3	2%	(18)%	20%	—%	—%
Total	$120	6%	$133	7%	6%	1%	—%	(1)%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Twelve Months 2021 vs. Twelve Months 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$368	5%	$307	4%	2%	2%	1%	—%
EMEA	281	10%	$168	6%	3%	3%	4%	—%
Latin America	740	26%	$767	27%	10%	17%	(1)%	—%
Asia Pacific	49	3%	$43	3%	2%	1%	2%	(2)%
Rest of World	1,070	15%	978	14%	6%	8%	2%	(1)%
Total	$1,438	10%	$1,285	9%	4%	5%	1%	—%

SEED
	Twelve Months 2021 vs. Twelve Months 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$209	4%	$164	3%	1%	2%	1%	—%
EMEA	131	9%	86	6%	5%	1%	3%	—%
Latin America	303	27%	336	30%	16%	14%	(3)%	—%
Asia Pacific	3	1%	(1)	—%	2%	(2)%	1%	—%
Rest of World	437	15%	421	14%	9%	5%	1%	—%
Total	$646	8%	$585	8%	4%	4%	—%	—%

CROP PROTECTION
	Twelve Months 2021 vs. Twelve Months 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$159	7%	$143	6%	6%	—%	1%	—%
EMEA	150	11%	82	6%	2%	4%	5%	—%
Latin America	437	26%	431	26%	7%	19%	—%	—%
Asia Pacific	46	4%	44	4%	1%	3%	3%	(3)%
Rest of World	633	15%	557	14%	4%	10%	2%	(1)%
Total	$792	12%	$700	11%	5%	6%	2%	(1)%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Twelve Months 2021 vs. Twelve Months 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$436	8%	$413	8%	5%	3%	—%	—%
Soybeans	123	9%	104	7%	—%	7%	2%	—%
Other oilseeds	133	21%	117	19%	5%	14%	2%	—%
Other	(46)	(9)%	(49)	(10)%	(2)%	(8)%	1%	—%
Total	$646	8%	$585	8%	4%	4%	—%	—%

CROP PROTECTION PRODUCT LINE
	Twelve Months 2021 vs. Twelve Months 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$535	16%	$465	14%	7%	7%	2%	—%
Insecticides	(34)	(2)%	(50)	(3)%	2%	(5)%	1%	—%
Fungicides	278	27%	272	26%	4%	22%	3%	(2)%
Other	13	3%	13	3%	(8)%	11%	—%	—%
Total	$792	12%	$700	11%	5%	6%	2%	(1)%

1.Organic sales is defined as price and volume and excludes currency and portfolio impacts.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Seed	$—	$(11)	$(98)	$(165)
Crop Protection	(9)	(11)	(60)	(162)
Corporate	(13)	(15)	(78)	(61)
Total significant items before income taxes	$(22)	$(37)	$(236)	$(388)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[8]		($ Per Share)
	2021	2020	2021	2020	2021	2020
1st Quarter
Restructuring and asset related charges, net [1]	(100)	(70)	(77)	(57)	(0.10)	(0.08)
Loss on divestiture [2]	—	(53)	—	(43)	—	(0.06)
Income tax items [3]	—	—	—	(19)	—	(0.02)
1st Quarter – Total	$(100)	$(123)	$(77)	$(119)	$(0.10)	$(0.16)

2nd Quarter
Restructuring and asset related charges, net [1]	(135)	(179)	(107)	(143)	(0.14)	(0.19)
Income tax items [3]	—	—	—	29	—	0.04
2nd Quarter – Total	$(135)	$(179)	$(107)	$(114)	$(0.14)	$(0.15)

3rd Quarter
Restructuring and asset related charges, net [1]	(26)	(49)	(18)	(27)	(0.03)	(0.04)
Equity securities mark-to-market gain [4]	47	—	35	—	0.05	—
3rd Quarter – Total	$21	$(49)	$17	$(27)	$0.02	$(0.04)

4th Quarter
Restructuring and asset related charges, net [1]	(28)	(37)	(23)	(32)	(0.03)	(0.04)
Employee retention credit [5]	60	—	45	—	0.06	—
Contract termination [6]	(54)	—	(40)	—	(0.05)	0.24
Income tax items [3]	—	—	9	182	0.01	—
4th Quarter – Total	$(22)	$(37)	$(9)	$150	$(0.01)	$0.20

Annual Total [7]	$(236)	$(388)	$(176)	$(110)	$(0.24)	$(0.15)

1.Fourth quarter, third quarter, second quarter, and first quarter 2021 included restructuring and asset related (charges), net of $(28), $(26), $(135) and $(100), respectively. The charges for the fourth quarter primarily relate to a $(40) charge associated with the 2021 Restructuring Actions, and a $13 benefit associated with other restructuring programs. The charges for the third quarter primarily relate to a $(17) charge associated with the 2021 Restructuring Actions and a $(5) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits. The charges for the second quarter primarily relate to a $(21) charge associated with the 2021 Restructuring Actions and a $(112) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits. The charges for the first quarter primarily relate to a $(89) charge associated with the 2021 Restructuring Actions and a $(7) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits.

Fourth quarter, third quarter, second quarter and first quarter 2020 included restructuring and asset related charges of $(37), $(49), $(179) and $(70), respectively. The charge for the fourth quarter included a $(42) charge related to the Execute to Win Productivity Program, a $(1) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)
Roundup Ready 2 Xtend® herbicide tolerance traits, and a $6 benefit associated with the DowDuPont Synergy Program. The charge for the third quarter included a $(30) charge related to the Execute to Win Productivity Program, a $(10) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits, and a $(9) charge associated with the DowDuPont Synergy Program. The charge for the second quarter included a $(41) charge related to the Execute to Win Productivity Program and a $(138) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits. The charge for the first quarter included a $(63) charge related to the Execute to Win Productivity Program, a $(10) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits, and a $3 asset related benefit associated with the DowDuPont Synergy Program.

2.First quarter 2020 included a loss of $(53) included in other income - net related to the sale of the La Porte site, for which the Company signed an agreement during the first quarter 2020, and closed during the first quarter of 2021.

3.Fourth quarter 2021 included a net benefit for the impact of changes in valuation allowances recorded against the net deferred tax asset positions of two legal entities in Brazil in the amounts of $57 and $(44), as well as an adjustment related to the impacts of Swiss Tax Reform of $(4). Second quarter 2020 reflected a benefit of $29 due to an elective change in accounting method that altered the 2019 impact of the business separation on the 2017 Tax Cuts and Jobs Act's foreign tax provisions. First quarter 2020 included an after tax charge related to the impact of a state tax valuation allowance in the U.S. based on a change in judgment about the realizability of a deferred tax asset.

4.Third quarter 2021 included a benefit relating to a $47 mark-to-market gain on equity securities.

5.Fourth quarter 2021 included a benefit of $60 relating to the Employee Retention Credit that the Company earned pursuant to the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act as enhanced by the Consolidated Appropriations Act (“CAA”) and American Rescue Plan Act (“ARPA”).

6.Fourth quarter 2021 included a charge of $(54) relating to a contract termination with a third-party service provider.
7.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.
8.Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per share from continuing operations – diluted, excluding non-operating (benefits) costs, amortization of intangibles (existing as of Separation) and significant items.

	Three Months Ended December 31,
	2021	2020	2021	2020
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$153	$97	$0.21	$0.13
Less: Non-operating benefits (costs), after tax [1]	239	57	0.33	0.08
Less: Amortization of intangibles (existing as of Separation), after tax	(139)	(141)	(0.19)	(0.19)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax [2]	2		—
Less: Significant items benefit (charge), after tax	(9)	150	(0.01)	0.20
Operating Earnings (Loss) (Non-GAAP)	$60	$31	$0.08	$0.04

	Twelve Months Ended December 31,
	2021	2020	2021	2020
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$1,812	$736	$2.44	$0.98
Less: Non-operating benefits (costs), after tax [1]	955	237	1.29	0.32
Less: Amortization of intangibles (existing as of Separation), after tax	(562)	(518)	(0.76)	(0.69)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax [2]	—		—
Less: Significant items benefit (charge), after tax	(176)	(110)	(0.24)	(0.15)
Operating Earnings (Loss) (Non-GAAP)	$1,595	$1,127	$2.15	$1.50
1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) benefits (costs), tax indemnification adjustments, environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont, and the 2021 officer indemnification payment. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the Company as pre-tax income or expense.
2.Effective January 1, 2021, on a prospective basis, the Company excludes net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting. For the three and twelve months ended December 31, 2020, the unrealized mark-to-market loss was $19 and $0, respectively.

Corteva, Inc.
Operating EBITDA to Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Operating EBITDA (Non-GAAP)[1]	$262	$236	2,576	2,087
Depreciation	(138)	(128)	(521)	(495)
Interest Income	19	18	77	56
Interest Expense	(8)	(10)	(30)	45
Provision for income taxes on continuing operations before significant items, non-operating (benefits) charges, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)[1]	(43)	(46)	(409)	(295)
Base income tax rate from continuing operations (Non-GAAP)[1]	31.9%	39.7%	19.5%	18.4%
Exchange gains (losses), after tax[2]	(30)	(37)	(88)	(161)
Net income (loss) attributable to non-controlling interests	(2)	(2)	(10)	(20)
Operating Earnings (Loss) (Non-GAAP)[1]	$60	$31	$1,595	$1,217
Diluted Shares (in millions)	735.1	749.7	741.6	751.2
Operating Earnings (Loss) Per Share (Non-GAAP)[1]	$0.08	$0.04	$2.15	$1.50
1.     Refer to pages A-5 through A-9, and A-12 and A-14 for Non-GAAP reconciliations.
2.     Refer to page A-15 for pre-tax and after tax impacts of exchange gains (losses) - net.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, amortization of intangibles (existing as of Separation), and non-operating benefits (costs).

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Income (loss) from continuing operations before income taxes (GAAP)	$245	$(70)	$2,346	$675
Add: Significant items (benefit) charge [1]	22	37	236	388
Non-operating (benefits) costs	(315)	(79)	(1,256)	(316)
Amortization of intangibles (existing as of Separation)	179	181	722	682
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges [2]	(3)		—
Less: Exchange gains (losses) [3]	(7)	(47)	(54)	(174)
Income (loss) from continuing operations before income taxes, significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange losses, net (Non-GAAP)	$135	$116	$2,102	$1,603

Provision for (benefit from) provision for income taxes on continuing operations (GAAP)	$90	$(169)	$524	$(81)
Add: Tax benefits on significant items charge[1]	13	187	60	278
Tax expenses on non-operating benefits - net	(76)	(22)	(301)	(79)
Tax benefits on amortization of intangibles (existing as of Separation)	40	40	160	164
Tax benefits on mark-to-market gains on certain foreign currency contracts not designated as hedges[2]	(1)		—
Tax benefits on exchange losses, net[2]	(23)	10	(34)	13
Provision for (benefit from) income taxes on continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange losses, net (Non-GAAP)	$43	$46	$409	$295

Effective income tax rate (GAAP)	36.7%	241.4%	22.3%	(12.0)%
Significant items, non-operating benefits, and amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	14.4%	(189.2)%	(0.7)%	31.7%
Tax rate from continuing operations before significant items, non-operating benefits - net, and amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges (Non-GAAP)	51.1%	52.2%	21.6%	19.7%
Exchange losses, net effect[3]	(19.3)%	(12.5)%	(2.2)%	(1.3)%
Base income tax rate from continuing operations (Non-GAAP)	31.9%	39.7%	19.5%	18.4%

1. See page A-10 for further detail on the Significant Items table.
2. Effective January 1, 2021, on a prospective basis, the Company excludes net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting. For the three and twelve months ended December 31, 2020, the unrealized mark-to-market loss was $19 and $0, respectively.
3. See page A-15 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gains (losses)	$(25)	$37	$(72)	$(263)
Local tax (expenses) benefits	(19)	(10)	(30)	34
Net after tax impact from subsidiary exchange gains (losses)	$(44)	$27	$(102)	$(229)

Hedging Program (Loss) Gain
Pre-tax exchange (losses) gains	$18	$(84)	$18	$89
Tax benefits (expenses)	(4)	20	(4)	(21)
Net after tax impact from hedging program exchange (losses) gains	$14	$(64)	$14	$68

Total Exchange Gain (Loss)
Pre-tax exchange gains (losses)	$(7)	$(47)	$(54)	$(174)
Tax benefits (expenses)	(23)	10	(34)	13
Net after tax exchange gains (losses)	$(30)	$(37)	$(88)	$(161)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program (Loss) Gain."